UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2022

Decarbonization Plus Acquisition Corporation IV

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40731	98-1585724
(State or incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2744 Sand Hill Road, Suite 100 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(212) 993-0076

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one warrant	DCRDU	Nasdaq Capital Market
Class A ordinary share, par value $0.0001 per share	DCRD	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DCRDW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 25, 2022, Decarbonization Plus Acquisition Corporation IV, a Cayman Islands exempted company (the “Company”), entered into the Business Combination Agreement, as defined and described below, and certain other agreements related thereto, each as described below.

Business Combination Agreement

On September 25, 2022, the Company, Hammerhead Resources Inc., an Alberta corporation (“Hammerhead”), Hammerhead Energy Inc., an Alberta corporation and wholly owned subsidiary of Hammerhead (“NewCo”), and 2453729 Alberta ULC, an Alberta unlimited liability corporation and wholly owned subsidiary of the Company (“AmalCo”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, among other things and subject to the terms and conditions contained therein, (i) the Company will transfer by way of continuation from the Cayman Islands to Alberta in accordance with the Cayman Islands Companies Act (as amended) and domesticate as an Alberta corporation in accordance with the Business Corporations Act (Alberta) (the “ABCA”) (the “Domestication”), (ii) the Company will amalgamate with NewCo (the “SPAC Amalgamation”) to form one corporate entity (“New SPAC”) in accordance with the terms of a Plan of Arrangement (the “Plan of Arrangement”) and (iii) Hammerhead will amalgamate with AmalCo (the “Company Amalgamation” and together with the SPAC Amalgamation, the “Amalgamations”) to form a wholly owned subsidiary of New SPAC in accordance with the terms of the Plan of Arrangement. The Amalgamations, together with the other transactions contemplated by the Business Combination Agreement, the Plan of Arrangement and all other agreements, certificates and instruments entered into in connection therewith, are referred to herein as the “Proposed Transactions.”

Hammerhead is an oil and natural gas exploration, development and production company. Hammerhead’s reserves, producing properties and exploration prospects are located in the province of Alberta in the Deep Basin of West Central Alberta where it is developing multi-zone, liquids-rich oil and gas plays. Affiliates of Riverstone Holdings LLC (the “Riverstone Parties”), which is affiliated with Decarbonization Plus Acquisition Sponsor IV LLC, a Cayman Islands limited liability company and the Company’s sponsor (the “Sponsor”), collectively own approximately 83% of the common shares of Hammerhead (the “Hammerhead Common Shares”) (on an as-converted basis) and two members of the board of directors of Hammerhead (the “Hammerhead Board”) are affiliates of Riverstone Holdings LLC. The board of directors of the Company and the Hammerhead Board each formed special committees to review and approve the Proposed Transactions.

Conversion of Securities

Pursuant to the SPAC Amalgamation, which will take place not later than one business day prior to the closing (the “Closing”) of the Proposed Transactions (the “Closing Date”), (i) each then issued and outstanding Class A common share of the Company following the Domestication (“SPAC Class A Common Shares”) will be exchanged, on a one-for-one basis, for a Class A common share in the authorized share capital of New SPAC (the “New SPAC Class A Common Shares”), (ii) each then issued and outstanding Class B common share of the Company following the Domestication (“SPAC Class B Common Shares”) will be exchanged, on a one-for-one basis, for a Class B common share in the authorized share capital of New SPAC (the “New SPAC Class B Common Shares”), (iii) each then issued and outstanding warrant to acquire one Class A common share of the Company following the Domestication (“SPAC Warrant”) will be exchanged for a warrant to acquire one New SPAC Class A Common Share pursuant to the Warrant Agreement, dated August 10, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “New SPAC Warrants”), (iv) each then issued and outstanding unit of the Company, comprised of one Class A common share of the Company and one-half of one SPAC Warrant, following the Domestication (the “SPAC Units”) will be exchanged for a unit of New SPAC representing one New SPAC Class A Common Share and one-half of one New SPAC Warrant (the “New SPAC Units”), (v) the common share of NewCo held by Hammerhead will be exchanged for one New SPAC Class A Common Share, and (vi) immediately thereafter, the New SPAC Class A Common Share held by Hammerhead will be purchased for cancellation for cash equal to the subscription price for the common share of NewCo, in each case upon and subject to the other terms and conditions set forth in the Business Combination Agreement, the Plan of Arrangement and in accordance with the provisions of applicable law.

Pursuant to the Company Amalgamation, on the Closing Date and following the settlement of all then issued and outstanding warrants to acquire Hammerhead Shares for New SPAC Class A Common Shares or cash (the “Hammerhead Warrant Settlement”), (i) each then issued and outstanding Series IX Preferred Share of Hammerhead (each, a “Hammerhead Series IX Preferred Share”) will be exchanged for a number of New SPAC Class A Common Shares equal to the Hammerhead Common Share Exchange Ratio (as defined below), (ii) each then issued and outstanding Series VIII Preferred Share of Hammerhead (each, a “Hammerhead Series VIII Preferred Share”) will be exchanged for one New SPAC Class A Common Share, (iii) each then issued and outstanding Series VII Preferred Share of Hammerhead (each, a “Hammerhead Series VII Preferred Share”) will be exchanged for a number of New SPAC Class A Common Shares equal to the Hammerhead Series VII Preferred Share Exchange Ratio (as defined below), (iv) each then issued and outstanding Series VI Preferred Share of Hammerhead (each, a “Hammerhead Series VI Preferred Share”) will be exchanged for one New SPAC Class A Common Share, (v) each then issued and outstanding Series IV Preferred Share of Hammerhead (each, a “Hammerhead Series IV Preferred Share”) will be exchanged for one New SPAC Class A Common Share, (vi) each then issued and outstanding Series III Preferred Share of Hammerhead (each, a “Hammerhead Series III Preferred Share”) will be exchanged for a number of New SPAC Class A Common Shares equal to the Hammerhead Series III Preferred Share Exchange Ratio (as defined below), (vii) each then issued and outstanding Series II Preferred Share of Hammerhead (each, a “Hammerhead Series II Preferred Share”) will be exchanged for a number of New SPAC Class A Common Shares equal to the product of the Hammerhead Common Share Exchange Ratio and 1.13208, (viii) each then issued and outstanding Series I Preferred Share of Hammerhead (each, a “Hammerhead Series I Preferred Share” and together with the Hammerhead Series VIII Preferred Shares, the Hammerhead Series VII Preferred Shares, the Hammerhead Series VI Preferred Shares, the Hammerhead Series IV Preferred Shares, the Hammerhead Series III Preferred Shares, the Hammerhead Series II Preferred Shares, and the Hammerhead Series IX Preferred Shares, the “Hammerhead Preferred Shares”) will be exchanged for one New SPAC Class A Common Share, (ix) each then issued and outstanding option to purchase Hammerhead Class A Common Shares (each, a “Hammerhead Option”) will be exchanged for an option to acquire a number of New SPAC Class A Common Shares (rounded down to the nearest whole share) equal to (a) the number of Hammerhead Class A Common Shares subject to the applicable Hammerhead Option multiplied by (b) the Hammerhead Common Share Exchange Ratio, at a per share exercise price (rounded up to the nearest cent) equal to (x) the per share exercise price for the Hammerhead Class A Common Shares subject to the applicable Hammerhead Option (determined in US dollars with reference to the US dollar to Canadian dollar exchange rate reported by the Bank of Canada on September 23, 2022 of $1.3570) divided by (y) the Hammerhead Common Share Exchange Ratio, (x) each then issued and outstanding share award to purchase Hammerhead Class A Common Shares (each, a “Hammerhead RSU”) will be exchanged for an option to acquire a number of New SPAC Class A Common Shares (rounded down to the nearest whole share) equal to (a) the number of Hammerhead Class A Common Shares subject to the applicable Hammerhead RSU multiplied by (b) the Hammerhead Common Share Exchange Ratio, at a per share exercise price (rounded up to the nearest cent) equal to (x) the per share exercise price for the Hammerhead Class A Common Shares subject to the applicable Hammerhead RSU (determined in US dollars with reference to the US dollar to Canadian dollar exchange rate reported by the Bank of Canada on September 23, 2022 of $1.3570) divided by (y) the Hammerhead Common Share Exchange Ratio and (xi) each then issued and outstanding Class A Common Share of Hammerhead (each, a “Hammerhead Class A Common Share”) and Class B Common Share of Hammerhead (each, a “Hammerhead Class B Common Share” and together with the Hammerhead Class A Common Shares and the Hammerhead Preferred Shares, the “Hammerhead Shares”) will be exchanged for a number of New SPAC Class A Common Shares equal to the Hammerhead Common Share Exchange Ratio, in each case upon and subject to the other terms and conditions set forth in the Business Combination Agreement, the Plan of Arrangement and in accordance with the provisions of applicable law.

“Hammerhead Common Share Exchange Ratio” means the quotient obtained by (A) dividing (i) $882,092,851.88 minus (a) $130,603,883.57 (the “Hammerhead Series VII Preferred Share Liquidation Preference”), (b) $179,631,775.98 (the “Hammerhead Series III Preferred Share Liquidation Preference”) and (c) $40 by (ii) $10.00 (the “Issue Price”), and then (B) by further dividing the resulting number of New SPAC Class A Common Shares established in (A) above by (C) the sum of (i) the number of Hammerhead Common Shares (or Hammerhead Class A Common Shares, as applicable) issuable at any point of determination if all holders of Hammerhead Series II Preferred Shares converted such shares, (ii) the number of Hammerhead Common Shares (or Hammerhead Class A Common Shares, as applicable) issuable at any point of determination if all holders of Hammerhead Series IX Preferred Shares converted such shares, (iii) the number of Hammerhead Class A Common Shares that are issuable upon exercise of Hammerhead Options that are unexpired, issued and outstanding as of immediately prior to the Company Amalgamation minus a number of Hammerhead Class A Common Shares with a fair market value equal to the aggregate exercise price (determined in US dollars with reference to the US dollar to Canadian dollar exchange rate reported by the Bank of Canada on September 23, 2022 of $1.3570) of all Hammerhead Options so exercised, in each case, assuming that the fair market value of one Hammerhead Class A Common Share equals (x) the Hammerhead Common Share Exchange Ratio multiplied by (y) $10.00, (iv) the (1) number of Hammerhead Class A Common Shares that are issuable upon the exercise of Hammerhead RSUs that are unexpired, issued and outstanding as of immediately prior to the Company Amalgamation minus a number of Hammerhead Class A Common Shares with a fair market value equal to the aggregate exercise price (determined in US dollars with reference to the US dollar to Canadian dollar exchange rate reported by the Bank of Canada on September 23, 2022 of $1.3570) of all Hammerhead RSUs so exercised, in each case, assuming that the fair market value of one Hammerhead Class A Common Share equals (x) the Hammerhead Common Share Exchange Ratio multiplied by (y) $10.00; minus (2) 2,010,154 Hammerhead Class A Common Shares and (v) the number of Hammerhead Class A Common Shares and Hammerhead Class B Common Shares issued and outstanding immediately prior to the Company Amalgamation, including, for greater certainty, any Hammerhead Class A Common Shares issued in connection with the Hammerhead Warrant Settlement.

“Hammerhead Series VII Preferred Share Exchange Ratio” means the quotient obtained by (A) dividing the Hammerhead Series VII Preferred Share Liquidation Preference by the Issue Price, and then (B) by further dividing the resulting number of New SPAC Class A Common Shares established in (A) above by the number of Hammerhead Series VII Preferred Shares issued and outstanding immediately prior to the Company Amalgamation.

“Hammerhead Series III Preferred Share Exchange Ratio” means the quotient obtained by (A) dividing the Hammerhead Series III Preferred Share Liquidation Preference by the Issue Price, and then (B) by further dividing the resulting number of New SPAC Class A Common Shares established in (A) above by the number of Hammerhead Series III Preferred Shares issued and outstanding immediately prior to the Company Amalgamation.

Representations, Warranties and Covenants; Indemnification

The Business Combination Agreement contains customary representations and warranties by the parties thereto, as more particularly set forth in the Business Combination Agreement. The Business Combination Agreement also contains customary pre-Closing covenants of the parties, including the obligation of the Company and Hammerhead and its subsidiaries to conduct their respective businesses in the ordinary course and to refrain from taking certain specified actions, subject to certain exceptions, without the prior written consent of certain counterparties to the Business Combination Agreement.

The Business Combination Agreement does not provide for indemnification with respect to any of the representations and warranties of the parties thereto. Additionally, New SPAC will enter into customary indemnification agreements reasonably satisfactory to Hammerhead and New SPAC with the post-Closing directors and officers of New SPAC, which indemnification agreements shall continue to be effective following the Closing.

Registration Statement / Proxy Statement

As promptly as reasonably practicable after the date of the Business Combination Agreement, the Company, Hammerhead and NewCo will prepare and file with the Securities and Exchange Commission (“SEC”) a registration statement on Form F-4 relating to the Proposed Transactions (the “Registration Statement”), which will contain a proxy statement with respect the Company’s extraordinary general meeting of its shareholders (the “Company Shareholders Meeting”) to be held to consider, among other things, (A) approval of the Domestication, (B) approval of the proposed business combination (including the approval and adoption of the Business Combination Agreement and the Proposed Transactions, including the approval of the Plan of Arrangement) and (C) the adoption and approval of any other proposals the parties deem necessary to effectuate the Proposed Transactions.

Conditions to the Parties’ Obligations to Consummate the SPAC Amalgamation

Under the Business Combination Agreement, the obligations of the parties to consummate the SPAC Amalgamation are subject to certain conditions, including (a) the conditions set forth in items (i)-(v) of the section entitled “Conditions to the Parties’ Obligations to Consummate the Company Amalgamation” below, in each case with respect to the SPAC Amalgamation, and (b) receipt by the Company of a customary officer’s certificate of Hammerhead, certifying as to (a) the truth and correctness of certain representations and warranties of Hammerhead with respect to NewCo and (b) the compliance by Hammerhead and NewCo with certain covenants and agreements set forth in the Business Combination Agreement.

Conditions to the Parties’ Obligations to Consummate the Company Amalgamation

Under the Business Combination Agreement, the obligations of the parties to consummate the Company Amalgamation are subject to a number of conditions, including the following: (i) the requisite approval by the Company’s shareholders and Hammerhead’s shareholders; (ii) the final order (the “Final Order”) of the Alberta Court of King’s Bench (the “Court”) pursuant to section 193 of the ABCA in respect of the Plan of Arrangement having been granted and not set aside or modified in a manner unacceptable to the parties; (iii) the absence of specified adverse laws, injunctions or orders; (iii) the New SPAC Class A Common Shares have been accepted for listing on the Nasdaq Capital Market, (“Nasdaq”) or another national securities exchange mutually agreed to in writing by the parties to the Business Combination Agreement; (iv) the New SPAC Class A Common Shares do not constitute “penny stock” as such term is defined in Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (v) the Registration Statement has been declared effective by the SEC under the Securities Act of 1933, as amended (the “Securities Act”), no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement have been initiated or threatened by the SEC; (vi) the Domestication and the SPAC Amalgamation have been consummated; (vii) the letter agreement governing certain post-Closing tax matters has been delivered; (viii) the representations and warranties of (a) Hammerhead and NewCo and (b) the Company and AmalCo, are true and correct, subject to the materiality standards contained in the Business Combination Agreement; (ix) material compliance by (a) the Company and AmalCo, as a condition to the obligations of Hammerhead and NewCo, and (b) Hammerhead and NewCo, as a condition to the obligations of the Company and AmalCo, with their respective covenants under the Business Combination Agreement; (x) delivery by the other parties of documents and other items required to be delivered by such parties at the Closing; and (xi) no (a) Company Material Adverse Effect (as defined in the Business Combination Agreement) has occurred, as a condition to the obligations of the Company and AmalCo, or (b) SPAC Material Adverse Effect (as defined in the Business Combination Agreement) has occurred, as a condition to the obligations of Hammerhead and NewCo.

Termination Rights

The Business Combination Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of the Company and Hammerhead; (ii) by the Company or Hammerhead upon the occurrence of any of the following: (a) if the Closing of the Business Combination Agreement has not occurred prior to April 25, 2023 (the “Outside Date”), unless extended pursuant to the Business Combination Agreement, provided however, that the Business Combination Agreement may not be terminated by or on behalf of any party that is either directly or indirectly through its affiliates in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Business Combination Agreement and such breach is the cause of the failure of a condition to the parties’ obligation to close; (b) if any governmental entity has enacted, issued, promulgated, enforced or entered any injunction, order decree ruling which has become final and nonappealable and has the effect of making consummation of the Proposed Transactions illegal or otherwise preventing or prohibiting the consummation of the Business Combination Agreement, except that such termination right will not apply as a result of the refusal of the Court to issue a Final Order in respect of the Plan of Arrangement; (c) if the requisite approvals are not obtained from the Company’s shareholders or Hammerhead’s shareholders, except that such termination right will not be available to any party to the Business Combination Agreement whose failure to fulfill any of its obligations or breach of any its representations and warranties under the Business Combination Agreement has been the cause of, or results in, failure to obtain such requisite approvals; (iii) by the Company in the event any representation, warranty, covenant or agreement by Hammerhead or NewCo has been breached or has become untrue such that the conditions to Closing would not be satisfied, provided however, that the Company has not waived such breach and that the Company or AmalCo is not then in material breach of its representations, warranties, covenants or agreements under the Business Combination Agreement; provided, further, that if such breach is curable by Hammerhead or NewCo, the Company may not terminate for so long as Hammerhead or NewCo continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured by the earlier of 30 days after notice of such breach and the Outside Date; (vi) by Hammerhead in the event any representation, warranty, covenant or agreement by the Company or AmalCo has been breached or has become untrue such that the conditions to Closing would not be satisfied, provided however, that Hammerhead has not waived such breach and that Hammerhead or NewCo is not then in material breach of their representations, warranties, covenants or agreements under the Business Combination Agreement; provided, further, that if such breach is curable by the Company or AmalCo, Hammerhead may not terminate for so long as the Company or AmalCo continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured by the earlier of 30 days after notice of such breach and the Outside Date; or (vii) by Hammerhead, at any time prior to the Company receiving the requisite approval of its shareholders, if the Company or the Company’s board of directors effects a Change in Recommendation (as defined in the Business Combination Agreement).

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement. The Business Combination Agreement provides that no such termination shall affect any liability on the part of any party for fraud or a willful and material breach of the Business Combination Agreement.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement and the Proposed Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Hammerhead, NewCo, the Company or AmalCo. In particular, the assertions embodied in representations and warranties by Hammerhead, NewCo, the Company and AmalCo contained in the Business Combination Agreement are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure schedules provided by the parties in connection with the execution of the Business Combination Agreement, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about the Hammerhead, NewCo, the Company or AmalCo. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Amended and Restated Registration Rights Agreement

Concurrently with the Closing, the Company will amend and restate its registration rights agreement, dated August 10, 2021 (as amended and restated, the “Registration Rights Agreement”), pursuant to which New SPAC will agree that, within 15 business days after the Closing, New SPAC will file with the SEC (at New SPAC’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to certain existing shareholders of the Company, including the Riverstone Parties, and Hammerhead (the “Resale Registration Statement”), and New SPAC will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. In certain circumstances, the holders can demand New SPAC’s assistance with underwritten offerings and block trades. The holders will be entitled to customary piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit H to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreement

On the Closing Date, pursuant to the Business Combination Agreement and as set forth in the Plan of Arrangement, certain existing shareholders of Hammerhead, including the Riverstone Parties, will become bound by a Lock-Up Agreement (the “Lock-Up Agreement”) with New SPAC pursuant to which they will agree, subject to certain customary exceptions, not to (i) effect any sale of, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidation with respect to or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to, any securities of New SPAC, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of New SPAC, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) make any public announcement of any intention to effect any transaction specified in clause (i) or (ii), until the earlier of (a) six months after the Closing or (b) the date that the last sale price of the New SPAC Class A Common Shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-day trading period.

The foregoing description of the form of Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, on September 25, 2022, the Sponsor and an affiliate of the Riverstone Parties (“Fund V”) entered into a letter agreement with the Company, NewCo and Hammerhead (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor and Fund V agreed to (i) waive the anti-dilution rights set forth in the Company’s amended and restated memorandum and articles of association with respect to the Class B ordinary shares of the Company (the “Founder Shares”) held by it, (ii) vote all Class A ordinary shares of the Company (“SPAC Class A Ordinary Shares”) and Founder Shares held by it in favor of the adoption and approval of the Proposed Transactions and each other proposal related to the Proposed Transactions included on the agenda for the Company Shareholders Meeting, except that the Sponsor and Fund V will not vote any SPAC Class A Ordinary Shares purchased by the Sponsor or Fund V after the Company publicly announces its intention to engage in the Proposed Transactions for or against the Proposed Transactions, (iii) not redeem any Founder Shares in connection with the Company Shareholders Meeting, (iv) not transfer the Founder Shares, SPAC Class B Common Shares or New SPAC Class B Common Shares (or New SPAC Class A Common Shares issuable upon conversion of New SPAC Class B Common Shares in connection with the Proposed Transactions) until the earlier of (a) one year after the Closing or (b) subsequent to the Closing, (x) if the last sale price of the New SPAC Class A Common Shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing or (y) the date on which New SPAC completes a liquidation, amalgamation, share exchange or other similar transaction that results in all of New SPAC’s shareholders having the right to exchange their shares for cash, securities or other property and (v) not transfer any warrants to purchase SPAC Class A Ordinary Shares, SPAC Warrants or New SPAC Warrants (or New SPAC Class A Common Shares issued or issuable upon exercise of the New SPAC Warrants) until 30 days after the Closing.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Hammerhead Shareholder Support Agreements

In connection with the execution of the Business Combination Agreement, on September 25, 2022, the Company, Hammerhead and certain securityholders of Hammerhead, including the Riverstone Parties, entered into support agreements (the “Hammerhead Shareholder Support Agreements”) pursuant to which, among other things, such shareholders agreed to vote (or cause to be voted) all of their Hammerhead Shares and other voting securities of Hammerhead (“Subject Securities”) in favor of the special resolution of Hammerhead shareholders in respect of the Plan of Arrangement, to be considered at Hammerhead’s shareholders meeting. Additionally, such shareholders have agreed, among other things, not to, prior to the Closing, (a) transfer any of their Subject Securities (or enter into any agreement, arrangement or understanding in connection therewith other than pursuant to the Plan of Arrangement), subject to certain customary exceptions, or (b) enter into any voting arrangement that is inconsistent with the Hammerhead Shareholder Support Agreements.

The foregoing description of the Hammerhead Shareholder Support Agreements is qualified in its entirety by reference to the full text of the form of Hammerhead Shareholder Support Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to the IPO Letter Agreement

In connection with the execution of the Business Combination Agreement, on September 25, 2022, the Company, its officers and directors and the Sponsor entered into an amendment to the Letter Agreement, dated August 10, 2021 (the “IPO Letter Agreement” and such amendment, the “Letter Agreement Amendment”), pursuant to which such parties agreed, effective concurrently with the execution and delivery of the Business Combination Agreement, that the Sponsor will be prohibited from voting any SPAC Class A Ordinary Shares purchased by the Sponsor following the Company’s public announcement of its intention to engage in the Proposed Transactions for or against the Proposed Transactions.

The foregoing description of the Letter Agreement Amendment is qualified in its entirety by reference to the full text of the form of the Letter Agreement, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Sponsor Side Letter

In connection with the execution of the Business Combination Agreement, on September 25, 2022, the Company, certain affiliates of the Riverstone Parties, the Sponsor and the other holders of Founder Shares and warrants to purchase SPAC Class A Ordinary Shares acquired in a private placement in connection with the Company’s initial public offering (the “Private Placement Warrants”) (the Sponsor and such other holders, the “Sponsor Group Members”) entered into a letter agreement (the “Sponsor Side Letter”) whereby each of the Sponsor Group Members agreed to assign and transfer to an affiliate of the Riverstone Parties certain of the Founder Shares and Private Placement Warrants in connection with the Proposed Transactions, subject to the terms and conditions in the Sponsor Side Letter.

The affiliates of the Riverstone Parties also agreed to be bound by the transfer restrictions applicable to the Founder Shares and Private Placement Warrants in the IPO Letter Agreement and the Sponsor Support Agreement.

The foregoing description of the Sponsor Side Letter is qualified in its entirety by reference to the full text of the form of the Sponsor Side Letter, a copy of which is included as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The SPAC Class A Ordinary Shares and the Company’s warrants are currently listed for trading on Nasdaq under the symbols “DCRD” and “DCRDW,” respectively. In addition, certain SPAC Class A Ordinary Shares and the Company’s warrants currently trade as units consisting of one SPAC Class A Ordinary Share and one-half of one warrant, and are also listed for trading on Nasdaq under the symbol “DCRDU.” As a result of the Proposed Transactions, (i) each SPAC Class A Ordinary Share will be exchanged for a SPAC Class A Common Share and then a New SPAC Class A Common Share, (ii) the Company’s warrants will be exchanged for SPAC Warrants and then New SPAC Warrants and (iii) the Company’s units will be exchanged for SPAC Units and then New SPAC Units. In connection with the Closing, (i) all of the Company’s ordinary shares, units and warrants will be delisted from Nasdaq and will cease to be publicly traded, (ii) the New SPAC Class B Common Shares will be exchanged for New SPAC Class A Common Shares and the New SPAC Units will automatically separate into the component securities and (iii) New SPAC will list the New SPAC Class A Common Shares and the New SPAC Warrants for trading on Nasdaq under the symbols “HHRS” and “HHRSW,” respectively.

Item 7.01	Regulation FD Disclosure

On September 26, 2022, the Company and Hammerhead issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such exhibits and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

2.1*	Business Combination Agreement, dated as of September 25, 2022, by and among Decarbonization Plus Acquisition Corporation IV, Hammerhead Resources Inc., Hammerhead Energy Inc. and 2453729 Alberta ULC.

10.1	Form of Lock-Up Agreement.

10.2	Sponsor Support Agreement, dated as of September 25, 2022, by and among Decarbonization Plus Acquisition Sponsor IV LLC, Riverstone Global Energy and Power Fund V (Cayman), L.P., Decarbonization Plus Acquisition Corporation IV, Hammerhead Energy Inc. and Hammerhead Resources Inc.

10.3	Form of Hammerhead Shareholder Support Agreement.

10.4	Letter Agreement Amendment, dated September 25, 2022, among Decarbonization Plus Acquisition Corporation IV, its officers and directors and Decarbonization Plus Acquisition Sponsor IV LLC.

10.5	Letter Agreement, dated September 25, 2022, among Decarbonization Plus Acquisition Sponsor IV LLC, Dr. Jennifer Aaker, Jane Kearns, James AC McDermott, Jeffrey H. Tepper, Riverstone Global Energy and Power Fund V (Cayman), L.P., Riverstone V Investment Management Cooperatief U.A., Riverstone V REL Hammerhead B.V., Riverstone V CIOC LP and Decarbonization Plus Acquisition Corporation IV.

99.1	Press Release, dated September 26, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

Legend Information

Forward-Looking Statements

This document includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Company or Hammerhead’s ability to effectuate the proposed business combination discussed in this document; the benefits of the proposed business combination; the future financial performance of New SPAC (which will be the go-forward public company following the completion of the business combination) following the transactions; changes in Hammerhead’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company, Hammerhead or New SPAC’s views as of any subsequent date, and none of the Company, Hammerhead or New SPAC undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither New SPAC nor the Company gives any assurance that either New SPAC or the Company will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, New SPAC’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the proposed business combination by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the proposed business combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against New SPAC, the Company, Hammerhead or any investigation or inquiry following announcement of the proposed business combination, including in connection with the proposed business combination; (iv) the inability to complete the proposed business combination due to the failure to obtain approval of the Company’s shareholders; (v) Hammerhead’s and New SPAC’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the proposed business combination; (vi) the ability of the parties to obtain the listing of New SPAC’s common shares and warrants on Nasdaq upon the closing of the proposed business combination; (vii) the risk that the proposed business combination disrupts current plans and operations of Hammerhead; (viii) the ability to recognize the anticipated benefits of the proposed business combination; (ix) unexpected costs related to the proposed business combination; (x) the amount of redemptions by the Company’s public shareholders being greater than expected; (xi) the management and board composition of New SPAC following completion of the proposed business combination; (xii) limited liquidity and trading of New SPAC’s securities; (xiii) geopolitical risk and changes in applicable laws or regulations; (xiv) the possibility that Hammerhead or the Company may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) the possibility that the COVID-19 pandemic or another major disease disrupts Hammerhead’s business; (xvii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Hammerhead’s resources; (xix) the risks that the consummation of the proposed business combination is substantially delayed or does not occur; and (xx) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC.

Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed business combination, the Company and NewCo (as the predecessor to New SPAC) intend to file the Registration Statement, which will include a preliminary proxy statement of the Company and a preliminary prospectus of NewCo, and after the Registration Statement is declared effective, the Company will mail the definitive proxy statement/prospectus relating to the proposed business combination to the Company’s shareholders as of a record date to be established for voting on the proposed business combination. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the proposed business combination and the other matters to be voted upon at the Company Shareholders Meeting. This communication does not contain all the information that should be considered concerning the proposed business combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company and NewCo may also file other documents with the SEC regarding the proposed business combination. The Company’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about the Company, Hammerhead, NewCo, New SPAC and the proposed business combination.

Company shareholders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by the Company and NewCo through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

The Company, Hammerhead, NewCo and their respective directors, officers and related persons may be deemed participants in the solicitation of proxies of Company shareholders in connection with the proposed business combination. More detailed information regarding the directors and officers of the Company, and a description of their interests in the Company, is contained in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 29, 2022, and is available free of charge at the SEC’s web site at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Company shareholders in connection with the proposed business combination and other matters to be voted upon at the Company Shareholders Meeting will be set forth in the Registration Statement for the proposed business combination when available.

No Offer or Solicitation

This communication relates to a proposed business combination between Hammerhead and the Company. This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any offer, sale or exchange of securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECARBONIZATION PLUS ACQUISITION CORPORATION IV

Date: September 26, 2022	By:	/s/ Peter Haskopoulos
	Name:	Peter Haskopoulos
	Title:	Chief Financial Officer, Chief Accounting Officer and Secretary